UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2022

EQUITY LIFESTYLE PROPERTIES, INC.
(Exact name of registrant as specified in its charter)

Maryland	1-11718		36-3857664
(State or other jurisdiction of incorporation)	(Commission File No.)		(IRS Employer Identification Number)
Two North Riverside Plaza	Chicago,	Illinois	60606
(Address of Principal Executive Offices)			(Zip Code)

(312) 279-1400
(Registrant's telephone number, including area code)

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	ELS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On April 26, 2022, Equity LifeStyle Properties, Inc. (referred to herein as “we,” “us,” and “our”) held our Annual Meeting, at which stockholders holding 172,920,730 shares of Common Stock (being the only class of shares entitled to vote at the meeting), or 92.96% of our 186,014,442 outstanding shares of Common Stock as of the record date for the meeting, attended the meeting or were represented by proxy. Our stockholders voted on three proposals presented at the meeting, each of which is discussed in more detail in our Proxy Statement on Schedule 14-A filed with the Securities and Exchange Commission on March 16, 2022. The proposals submitted for vote and related results of the stockholders' votes were as follows:

Proposal No. 1: To elect ten members of the Board to serve until the next annual meeting of stockholders and until his or her successor is duly elected and qualified. This proposal received the required affirmative vote of holders of a plurality of the votes cast and the directors were elected.

	SHARES VOTED
DIRECTOR	FOR	WITHHELD	BROKER NON-VOTES
Andrew Berkenfield	166,830,584	392,589	5,697,557
Derrick Burks	164,985,585	2,237,588	5,697,557
Philip Calian	158,579,647	8,643,526	5,697,557
David Contis	121,151,930	46,071,243	5,697,557
Constance Freedman	164,902,898	2,320,275	5,697,557
Thomas Heneghan	164,174,018	3,049,155	5,697,557
Marguerite Nader	166,346,713	876,460	5,697,557
Scott Peppet	164,514,574	2,708,599	5,697,557
Sheli Rosenberg	159,905,161	7,318,012	5,697,557
Samuel Zell	155,555,044	11,668,129	5,697,557

Proposal No. 2: To ratify the selection of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2022. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	165,755,685	7,144,836	20,209	—

Proposal No. 3: To approve our executive compensation on a non-binding advisory basis. This proposal received the required affirmative vote of holders of a majority of the votes cast and was approved.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
SHARES VOTED	156,284,665	10,909,403	29,105	5,697,557

Item 8.01    Other Events
On April 26, 2022, our Board of Directors declared a second quarter 2022 dividend of $0.41 per common share, representing, on an annualized basis, a dividend of $1.64 per common share. The dividend will be paid on July 8, 2022 to stockholders of record at the close of business on June 24, 2022.

This Report includes certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. When used, words such as “anticipate,” “expect,” “believe,” “project,” “intend,” “may be” and “will be”

and similar words or phrases, or the negative thereof, unless the context requires otherwise, are intended to identify forward-looking statements and may include, without limitation, information regarding our expectations, goals or intentions regarding the future, and the expected effect of our acquisitions. These forward-looking statements are subject to numerous assumptions, risks and uncertainties, including, but not limited to:

•our ability to control costs and real estate market conditions, our ability to retain customers, the actual use of sites by customers and our success in acquiring new customers at our properties (including those that we may acquire);
•our ability to maintain historical or increase future rental rates and occupancy with respect to properties currently owned or that we may acquire;
•our ability to attract and retain customers entering, renewing and upgrading membership subscriptions;
•our assumptions about rental and home sales markets;
•our ability to manage counterparty risk;
•our ability to renew our insurance policies at existing rates and on consistent terms;
•home sales results could be impacted by the ability of potential homebuyers to sell their existing residences as well as by financial, credit and capital markets volatility;
•results from home sales and occupancy will continue to be impacted by local economic conditions, including an adequate supply of homes at reasonable costs, lack of affordable manufactured home financing and competition from alternative housing options including site-built single-family housing;
•impact of government intervention to stabilize site-built single-family housing and not manufactured housing;
•effective integration of recent acquisitions and our estimates regarding the future performance of recent acquisitions;
•the completion of future transactions in their entirety, if any, and timing and effective integration with respect thereto;
•unanticipated costs or unforeseen liabilities associated with recent acquisitions;
•our ability to obtain financing or refinance existing debt on favorable terms or at all;
•the effect of inflation and interest rates;
•the effect from any breach of our, or any of our vendors’, data management systems;
•the dilutive effects of issuing additional securities;
•the outcome of pending or future lawsuits or actions brought by or against us, including those disclosed in our filings with the Securities and Exchange Commission; and
•other risks indicated from time to time in our filings with the Securities and Exchange Commission.

In addition, these forward-looking statements are subject to risks related to the COVID-19 pandemic, many of which are unknown, including the duration of the pandemic, the extent of the adverse health impact on the general population and on our residents, customers, and employees in particular, its impact on the employment rate and the economy, the extent and impact of governmental responses, and the impact of operational changes we have implemented and may implement in response to the pandemic.

For further information on these and other factors that could impact us and the statements contained herein, refer to our filings with the Securities and Exchange Commission, including the “Risk Factors” section in our most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q.

These forward-looking statements are based on management’s present expectations and beliefs about future events. As with any projection or forecast, these statements are inherently susceptible to uncertainty and changes in circumstances. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements whether as a result of such changes, new information, subsequent events or otherwise.
We are a fully integrated owner and operator of lifestyle-oriented properties and own or have an interest in 446 quality properties located predominantly in the United States consisting of 169,984 sites. We are a self-administered, self-managed, real estate investment trust with headquarters in Chicago.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

EQUITY LIFESTYLE PROPERTIES, INC.
Date: April 28, 2022	By: /s/ Paul Seavey
Paul Seavey
Executive Vice President and Chief Financial Officer